SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2019

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5930 Balsom Ridge Road

        Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

                                   (828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01            Entry into a Material Definitive Agreement

On March 29, 2019, Air T, Inc. (the “Company”) entered into that certain Amended and Restated Credit Agreement with Minnesota Bank & Trust (“MBT”), dated as of March 28, 2019 (the “Amended Agreement”), principally to refinance the Worthington credit facility. The principal changes of the Amended Agreement are as follows: (1) the revolving credit facility increased to $17,000,000; (2) the rate was revised to the greater of (a) 4.00% or (b) the sum of (i) the prime rate minus (ii) 1.00%; (3) the maturity date extended to November 30, 2027; and (4) three parties were added: (a) Worthington Acquisition, LLC, a wholly-owned subsidiary of Stratus Aero Partners LLC, a wholly-owned subsidiary of the Company; (b) Worthington Aviation, LLC, a wholly-owned subsidiary of Worthington Acquisition, LLC; and (c) Worthington MRO, LLC, a wholly-owned subsidiary of Worthington Acquisition, LLC (collectively, the “Worthington Entities”). The additional funds were applied to repay indebtedness owed by the Worthington Entities under that certain Loan Agreement dated as of May 11, 2018 to MBT. Additionally, the related Amended and Restated Guaranty in favor of MBT, dated as of March 28, 2019, amends that certain Guaranty dated as of December 21, 2017, which also adds the Worthington Entities as parties.

The above discussion is qualified in its entirety by reference to the forms of the credit agreement, note, security agreement and guaranty filed as Exhibits 10.1, 10.2, 10.3, and 10.4, to this Report, which are incorporated herein by reference.

Item 2.03            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent responsive, the information included under Item 1.01 is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

Exhibit	Description

10.1	Form of Amended and Restated Credit Agreement between Air T, Inc. and Minnesota Bank & Trust dated March 28, 2019.

10.2	Form of Amended and Restated Revolving Credit Note in the principal amount of $17,000,000 to Minnesota Bank & Trust dated March 28, 2019.

10.3	Form of Amended and Restated Security Agreement in favor of Minnesota Bank & Trust dated March 28, 2019.

10.4	Form of Amended and Restated Guaranty in favor of Minnesota Bank & Trust dated March 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2019

AIR T, INC.

By:	/s/ Brett Reynolds
Brett Reynolds, Chief Financial Officer

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